EXHIBIT 99.1

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Immediate Release                                          Contact:  Donna Kelly
                                                   MedStrong International Corp.
                                                                  (310) 544-9900
                                                             donna@medstrong.com



                   MEDSTRONG INTERNATIONAL BOARD OF DIRECTORS
               AUTHORIZES EXTENSION OF WARRANT EXERCISE DATE AND
                      REDUCTION OF WARRANT EXERCISE PRICE

Los Angeles, California, January 21, 2004 - MedStrong International Corporation (OTC Bulletin Board: MSRG and MSRGW), a provider of online, emergency preparedness health information services, announced today that the Board of Directors unanimously voted to lower the exercise price of its warrants and to extend the exercise date, set to expire on December 31, 2004, for an additional five year period to December 31, 2009. In addition, the Board voted to reduce the exercise price of the warrants from $0.75 to $0.40. Each warrant is exercisable to purchase one share of Common Stock. The Company will be filing a post-effective amendment to the Registration Statement covering the warrants with the Securities and Exchange Commission, and the changes to the terms of warrants will not become effective unless and until the post-effective amendment is declared effective.

ABOUT MEDSTRONG INTERNATIONAL CORPORATION
-----------------------------------------

MedStrong has developed a comprehensive database to store and transfer patient health information in a secure environment and the software necessary to transfer the information over the Internet allowing for data retrieval. While MedStrong has entered into contracts with companies to offer its programs, its revenues have not been sufficient to cover the Company's expenses. MedStrong continues to be a development stage company and does not have sufficient cash available to continue its operations and requires additional financing in order for it to remain as a going concern. MedStrong's Board is considering various alternatives for restructuring the Company and is seeking to raise additional financing. There is no assurance that such financing will be obtained.

MedStrong also intends to pursue opportunities in a niche market of small companies in the medical sector by entering into business partnerships with those entities and acquiring certain rights in their products. These plans are also subject to MedStrong's ability to raise additional financing.

Safe Harbor statement under the Private Securities Litigation Reform Act of 1995. Except for the historical information contained herein, the matters discussed in this release may contain forward looking statements that involve risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. The Company makes such forward-looking statements under the provisions of the "safe harbor" section of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect the Company's views and assumptions, based on information currently available to management. Such statements are subject to certain risks, uncertainties and assumptions, including, but not limited to, (a) the ability of the Company to earn revenues sufficient to pay its expenses, (b) prevailing economic conditions which may significantly deteriorate, thereby reducing the demand for the Company's products and services, (c) regulatory or legal changes affecting the Company's business, and (d) the ability to secure necessary capital. Should one or more of these, or any other risks or uncertainties, materialize or develop in a manner adverse to the Company, or should the Company's underlying assumptions prove incorrect, actual results of operations, cash flows or the Company's financial condition may vary materially from those anticipated, estimated or expected.

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Immediate Release                                          Contact:  Donna Kelly
                                                   MedStrong International Corp.
                                                                  (310) 544-9900
                                                             donna@medstrong.com



                   MEDSTRONG INTERNATIONAL SIGNS FIRST ROYALTY
                AGREEMENT WITH A.D. PARMA FOR ALL NATURAL CAPSULE
             THAT HELPS REDUCE THE EFFECTS OF ALCOHOL INTOXICATION

                   MARKETING OF NOTOX(TM) TO BEGIN IMMEDIATELY


LOS ANGELES, California January 22, 2004 - MedStrong International Corporation (OTC Bulletin Board: MSRG and MSRGW), a provider of online, emergency preparedness health information services, announced today that it has acquired an option to purchase up to a 10% royalty of notox's(tm) gross revenue. To date, MedStrong International has acquired a 3% royalty. The royalty agreement with Satellite Beach, Florida-based A.D. Pharma will continue for five years. A.D. Pharma is the exclusive, United States licensed distributor for notox(tm), an all-natural, herbal formula capsule that helps reduce the effects of alcohol. Notox(tm) was developed by a team of researchers at Shenyang Pharmaceutical University.

The Company will be required to raise additional financing in order to fund the purchase price for the remaining 7% royalty stream.

Jerry R. Farrar, MedStrong's President and CEO stated, "MedStrong's acquisition of this royalty represents the Company's first step in its previously reported intention to enter business partnerships with companies which have developed medical-related products, subject to the availability of capital to pursue such business relationships."

Rae McCabe, President and CEO of A.D. Pharma, Inc., said, "We are very pleased with our new association with MedStrong International as evidenced by the Royalty Agreement. MedStrong and A.D. Pharma, Inc's goals and objectives are very similar - the pursuit of safe and healthy lifestyles. Notox(tm) helps combat the effect of alcohol consumption on the body, including the stress and fatigue that sometimes results from alcohol consumption. It's the natural, herbal way to help keep a clear head while enjoying drinking," she said.

ABOUT MEDSTRONG INTERNATIONAL CORPORATION
-----------------------------------------

MedStrong has developed a comprehensive database to store and transfer patient health information in a secure environment and the software necessary to transfer the information over the Internet allowing for data retrieval. While MedStrong has entered into contracts with companies to offer its programs, its revenues have not been sufficient to cover the Company's expenses. MedStrong continues to be a development stage company and does not have sufficient cash available to continue its operations and requires additional financing in order for it to remain as a going concern. MedStrong's Board is considering various alternatives for restructuring the Company and is seeking to raise additional financing. There is no assurance that such financing will be obtained.

As reflected in the recent transaction involving notox(tm), MedStrong also intends to pursue opportunities in a niche market of small companies in the medical sector by entering into business partnerships with those entities and acquiring certain rights in their products. These plans are also subject to MedStrong's ability to raise additional financing.

Safe Harbor statement under the Private Securities Litigation Reform Act of 1995. Except for the historical information contained herein, the matters discussed in this release may contain forward looking statements that involve risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. The Company makes such forward-looking statements under the provisions of the "safe harbor" section of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect the Company's views and assumptions, based on information currently available to management. Such statements are subject to certain risks, uncertainties and assumptions, including, but not limited to, (a) the ability of the Company to earn revenues sufficient to pay its expenses, (b) prevailing economic conditions which may significantly deteriorate, thereby reducing the demand for the Company's products and services, (c) regulatory or legal changes affecting the Company's business, and (d) the ability to secure necessary capital. Should one or more of these, or any other risks or uncertainties, materialize or develop in a manner adverse to the Company, or should the Company's underlying assumptions prove incorrect, actual results of operations, cash flows or the Company's financial condition may vary materially from those anticipated, estimated or expected. With respect to the agreement concerning notox(tm), the Company's ability to acquire the full 10% royalty interest is subject to its ability to raise additional financing, and the Company's ability to derive revenues from the product will depend, among other things, on the success of the sales of the notox(tm) product.